Exhibit 10.1

FIRST AMENDMENT TO LEASE

This First Amendment to Lease is made as of April 21, 2003, by and between Watson Land Company, a California corporation (“Landlord”) and Coastcast Corporation, a California corporation (“Tenant”).  This First Amendment to Lease amends and modifies the terms and conditions of that certain Lease dated September 1, 1997 between Landlord and Tenant (the “Lease”).  Capitalized terms which are not otherwise defined in this First Amendment to Lease shall have the meanings ascribed to such terms in the Lease.

RECITALS

A.                                   Landlord and Tenant previously entered into the Lease setting forth the terms and conditions relating to Tenant’s occupancy of certain premises commonly described as 3025 East Victoria Street, Rancho Dominguez, California (the “Premises”).

B.                                     The Lease Term expires on October 31, 2003.  Tenant has exercised its Extension Option for a period of sixty (60) months commencing on November 1, 2003 and ending on October 31, 2008 (the “Extended Term”).

C.                                     Landlord and Tenant desire to amend the Lease to reflect the agreement of Landlord and Tenant on certain issues relating to Tenant’s continued use and occupancy of the Premises for the Extended Term.

AGREEMENT

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agrees as follows:

1.                                       The following is hereby added to Article I, Item 1.4 of the Basic Lease Provisions:

“Effective November 1, 2003, and upon the full execution and delivery of this First Amendment to Lease, the Lease Term shall be extended for a period of sixty (60) months, and the Lease Term, as so extended, shall terminate on October 31, 2008.”

2.                                       The following is hereby added to Article I, Item 1.8 of the Basic Lease Provisions:

“Effective November 1, 2003, and upon the full execution and delivery of this First Amendment to Lease, the Annual Tax Base Amount shall be increased to Thirty-Three Thousand

Eight Hundred Eighty-Eight and 00/100ths Dollars ($33,888.00).”

3.                                       The following is hereby added to Article I, Item 1.9 of the Basic Lease Provisions:

“Effective November 1, 2003, and upon the full execution and delivery of this First Amendment to Lease, the Annual Insurance Base Amount shall be increased to Twenty-Three Thousand Six Hundred Fifty-Two and 00/100ths Dollars ($23,652.00).”

4.                                       The following is hereby added to Article I, Item 1.10 of the Basic Lease Provisions:

“Effective November 1, 2003, the Security Deposit shall be increased to Forty-Eight Thousand Four Hundred Seventy-Five and 00/100ths Dollars ($48,475.00).”

5.                                       The following sentence is hereby added to the end of Paragraph 4.1 of the Lease:

“Effective on November 1, 2003 monthly Minimum Rent payable under the Lease shall be Forty-Eight Thousand Four Hundred Seventy-Five and 00/100ths Dollars ($48,475.00).”

6.                                       The following sentence is hereby added to the end of Paragraph 9.1 of the Lease:

“Effective on November 1, 2003 and continuing throughout the Extended Term, Landlord shall have no further obligation to repair and maintain the roof, repaint the exterior of the Premises, asphalt paving and concrete paving of the Premises.  Throughout the Extended Term, these repair and maintenance responsibilities shall be performed by Tenant at Tenant’s sole cost and expense, in addition to other repair and maintenance obligations of Tenant as identified in the Lease.”

7.                                       The term “Landlord” shall be replaced with term “Tenant” in each instance as the term “Landlord” appears in Exhibit “A”, Section I (“Exterior Repainting”) and Section J (“Resurfacing Paved Areas”).  Tenant understands and acknowledges that the exterior of the Premises will require repainting and the paved areas will require resurfacing during the Extended Term.  Tenant agrees to perform such repainting and resurfacing during the Extended Term at Tenant’s sole cost and expense.

8.                                       Except as specifically set forth in this First Amendment to Lease, the Lease remains unmodified and in full force and effect, according to its terms.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease as of the day herein first written above.

Watson Land Company a California corporation	Coastcast Corporation a California corporation

/s/ Bruce A. Choate	/s/ Hans H. Buehler
Signature	Signature
PRESIDENT & CEO	CEO
Title	Title
BRUCE A. CHOATE	HANS H. BUEHLER
Printed Name	Printed Name
5-19-03
Date	Date

/s/ Bradley D. Frazier
Signature	Signature
Corporate Secretary
Title	Title
BRADLEY D. FRAZIER
Printed Name	Printed Name
5-19-03
Date	Date